UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): November 12, 2019

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean, Virginia 22102
(Address including zip code of principal executive offices)

(703) 442-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	GTT	The New York Stock Exchange
Series A Junior Participating Cumulative Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 (this "Form 8-K/A") to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2019 (the "Original Form 8-K"), is to add Inline eXtensible Business Reporting Language ("XBRL") tagging to the cover page of this Form 8-K/A and to include Exhibit 104 in Item 9.01(d) of this Form 8-K/A. No other changes have been made to the Original Form 8-K.

Item 2.02.	Results of Operations and Financial Condition

On November 12, 2019, GTT Communications, Inc. issued a press release relating to the financial results for the nine months ended September 30, 2019. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as set forth in full.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d)      Exhibits

Exhibit
Number	Description

99.1	Press Release dated November 12, 2019
104	Cover Page Interactive File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 12, 2019

GTT Communications, Inc.

		By:	/s/ Daniel M. Fraser
Daniel M. Fraser
Senior Vice President, Corporate Controller and
Interim Chief Financial Officer (Principal
Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 12, 2019
104	Cover Page Interactive File (embedded within the Inline XBRL document)